UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

to

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2006

CALIPER LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28229	33-0675808
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

68 Elm Street
Hopkinton, MA 01748
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (508) 435-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

EXPLANATORY NOTE
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to Current Report on Form 8-K is to amend the Current Report on Form 8-K filed by the Registrant on August 14, 2006, by amending the information in Item 9.01 thereof.  All other Items contained in the Current Report on Form 8-K filed on August 14, 2006 remain unchanged.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

This Amendment No. 1 to Current Report on Form 8-K is being filed to report that the financial statements required by this item were set forth in the Registrant’s Registration Statement on Form S-4, filed on April 3, 2006, and amended on May 23, 2006, June 23, 2006, June 29, 2006 and July 7, 2006 (Registration No. 333-132931), and accordingly no additional financial statements are required to be filed herewith.

 (b)  Pro Forma Financial Information.

This Amendment No. 1 to Current Report on Form 8-K is being filed to report that the pro forma financial information required by this item was set forth in the Registrant’s Registration Statement on Form S-4, filed on April 3, 2006, and amended on May 23, 2006, June 23, 2006, June 29, 2006 and July 7, 2006 (Registration No. 333-132931), and accordingly no additional pro forma financial statements are required to be filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALIPER LIFE SCIENCES, INC.

October 12, 2006	By:	/s/ Thomas T. Higgins

Thomas T. Higgins
Executive Vice President and Chief Financial Officer